EXHIBIT 23






INDEPENDENT AUDITORS' CONSENT





We consent to the incorporation by reference of our  report  dated  January  30,
1995,   appearing  in this Annual Report on Form 10-K of Comdial Corporation for the year ended December 31, 1994, in the following Registration Statements:


                                             Registration
             Form:                              Number:

              S-8                                2-89330
              S-8                               33-53562
              S-3                               33-77140



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Richmond, Virginia
March 27, 1995